UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2004

SUNSET BRANDS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-57576	91-2007330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Wilshire Boulevard, Suite 1220, Los Angeles, CA		90024
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 478-4600

CASCADE SLED DOG ADVENTURES, INC.
2030 Main Street, Suite 1600, Irvine, CA 92614

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On October 5, 2004 the Registrant issued a press release announcing its acquisition of Low Carb Creations, Inc., a Washington corporation.  A copy of the press release is attached hereto as Exhibit 99.1 and it is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits

The following exhibit is filed as part of this report:

99.1                                                                           Press Release of Sunset Brands, Inc. dated October 5, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNSET BRANDS, INC.
(formerly known as Cascade Sled Dog Adventures, Inc.)

Date: October 5, 2004	By:	/s/Todd Sanders
Todd Sanders, CEO and President

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press release of Sunset Brands, Inc. dated October 5, 2004.